Exhibit 10.7

EXECUTION VERSION

SFX ENTERTAINMENT, INC.

430 Park Avenue

New York, New York 10022

October 28, 2013

Totem OneLove Group Pty Ltd

Totem Industries Pty Ltd

Gentlemen:

Re:                     Amendment to Asset Contribution Agreement and Disclosure Schedules

Reference is made to that certain (i) Asset Contribution Agreement, dated as of May 15, 2013, as amended (the “Asset Contribution Agreement”), by and among SFX Entertainment, Inc., a Delaware corporation (“Parent”), SFX-Totem Operating Pty Ltd, a proprietary limited company organized under the laws of Australia wholly owned by Parent (“Acquiror”), Totem OneLove Group Pty Ltd, a proprietary limited company organized under the laws of Australia (“Totem Onelove Group”), Totem Industries Pty Ltd, a proprietary limited company organized under the laws of Australia (“Totem Industries”, and together with Totem Onelove Group, the “Transferors”), the Shareholders and the Principals.  All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Asset Contribution Agreement.

In consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.                                    Amendment to Asset Contribution Agreement. The Asset Contribution Agreement is hereby amended as follows:

A.                                Section 2.1 is hereby amended such that the first sentence of Section 2.1 immediately preceding  subsection (a) thereof shall be amended and restated to read as follows:

“On the terms and subject to the conditions of this Agreement, at the Closing, the Transferor Parties shall, jointly and severally, contribute, sell, transfer, convey, assign and deliver to the Acquiror and/or one or more Affiliates of Acquiror as designated by Acquiror, and the Acquiror or such Affiliate(s) of Acquiror shall purchase, accept and acquire from the Transferor Parties, free and clear of any Liens, all of the assets constituting the Business, including without limitation, the following properties, assets, rights and claims, whether tangible or intangible, including goodwill and going concern value but excluding the Excluded Assets (the “Transferred Assets”):”

B.                                 Article 3 is hereby amended such that the following shall be added as a new Section 3.28:

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“3.28             Issuance and Transfer of Parent Common Stock.   Each Transferor Party represents and warrants to Parent as follows:

(a)                               Such Transferor Party is acquiring the shares of Parent Common Stock comprising the Stock Consideration for investment purposes only, for such Transferor Party’s own account, and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act;

(b)                              The offer of such shares of Parent Common Stock comprising the Stock Consideration to such Transferor Party is not being made by any public or general means or pursuant to any public or general solicitation;

(c)                               Either:

(i)                                  such Transferor Party is an “accredited investor” as defined in Rule 501(a) under the Securities Act; or

(ii)                              such Transferor Party

(A)                          is not a U.S. Person, as such term is defined under Regulation S promulgated under the Securities Act (“Regulation S”), was not formed under the Applicable Laws of any United States jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act;

(B)                           is not acquiring such shares of Parent Common Stock comprising the Stock Consideration for the account or on behalf of any U.S. Person;

(C)                           is outside the United States and was outside the United States at the time the offer to purchase such shares of Parent Common Stock comprising the Stock Consideration was received;

(D)                          is not acquiring such shares of Parent Common Stock comprising the Stock Consideration for the purpose of sale or distribution in the United States in a manner that does not comply with the requirements of Regulation S;

(E)                            has not made any pre-arrangement to transfer any of such Transferor Party’s shares of Parent Common Stock comprising the Stock Consideration to a U.S. Person or to return any of such shares to the United States securities markets (which includes short sales and hedging transactions in the United States within the periods restricted under Regulation S); and

(F)                             does not have a short position in, or other hedged position with respect to, any of such Transferor Party’s shares of

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Parent Common Stock comprising the Stock Consideration or any other securities in Parent;

(d)                             Such Transferor Party acknowledges that such Transferor Party’s shares of Parent Common Stock comprising the Stock Consideration will bear a restrictive legend to this effect; and

(e)                               Such Transferor Party acknowledges that such party’s shares of Parent Common Stock comprising the Stock Consideration is not permitted to be offered or sold within the United States or to, or for the account or benefit of, U.S. Persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act.”

C.                                 Except as set forth above, the Asset Contribution Agreement remains in full force and effect.

2.                                    Amendment to Transferor Parties’ Disclosure Schedule. Schedule 3.17 to the Transferor Parties Disclosures Schedule is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto.  All other Schedules to the Transferor Parties Disclosure Schedule shall remain unchanged and as delivered by the Transferor Parties to the Acquiring Parties as of the date of the Asset Contribution Agreement, as amended by that certain letter agreement among the Parties dated August 15, 2013.

3.                                    Transfer of Transferor IP.  The Parties hereby acknowledge and agree that (i) at Closing, all of the Transferor IP will be transferred and assigned to one or more Affiliates of Acquiror, and not to Acquiror itself, and (ii) any document executed by any of the Transferor Parties which purports to effect any transfer or assignment of such Transferor IP directly to Acquiror is hereby cancelled and deemed ineffective by the Parties.

4.                                    Miscellaneous.  This letter agreement is subject to all of the terms, conditions and limitations set forth in Article 11 of the Asset Contribution Agreement, which sections are hereby incorporated into this letter agreement, mutatis mutandis, as if they were set forth in their entirety herein.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto caused this letter agreement to be duly executed as of the date first written above.

SIGNED by JOSEPH RASCOFF as authorised representative for SFX ENTERTAINMENT, INC. in the presence of:	) ) ) ) ) ) )
/s/ Alyson G. Muldoon	)	/s/ Joseph Rascoff
Signature of witness	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of SFX ENTERTAINMENT, INC.
)
)
ALYSON G. MULDOON	)
Name of witness (block letters))

SIGNED by RICHARD ROSENSTEIN as authorised representative for SFX-TOTEM OPERATING PTY LTD in the presence of:	) ) ) ) ) )
/s/ Alyson G. Muldoon	)
Signature of witness	)
)
	)	/s/ Richard Rosenstein
ALYSON G. MULDOON	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of SFX-TOTEM OPERATING PTY LTD
Name of witness (block letters))
)
)

[Signature Page to SFX-Totem October Side Letter Agreement]

SIGNED by DROR EREZ as authorised representative for TOTEM ONELOVE GROUP PTY LTD in the presence of:	) ) ) ) ) )
/s/ DAMIEN KEASE	)	/s/ Dror Erez
Signature of witness	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of TOTEM ONELOVE GROUP PTY LTD
)
)
DAMIEN KEASE	)
Name of witness (block letters))

SIGNED by RICHARD MARK MCNEILL as authorised representative for TOTEM ONELOVE GROUP PTY LTD in the presence of:	) ) ) ) ) ) )
/s/ DAMIEN KEASE	)	/s/ Richard Mark McNeill
Signature of witness	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of TOTEM ONELOVE GROUP PTY LTD
)
)
DAMIEN KEASE	)
Name of witness (block letters))

SIGNED by RICHARD MARK MCNEILL as authorised representative for TOTEM INDUSTRIES PTY LTD in the presence of:	) ) ) ) ) ) )
/s/ DAMIEN KEASE	)	/s/ Richard Mark McNeill
Signature of witness	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of TOTEM INDUSTRIES PTY LTD
)
)
DAMIEN KEASE	)
Name of witness (block letters))

[Signature Page to SFX-Totem October Side Letter Agreement]

SIGNED by FRANCESCO COTELA as authorised representative for ARTISTS ALLIANCE AUSTRALASIA PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE F COTELA FAMILY TRUST) in the presence of:	) ) ) ) ) ) ) )
	)	/s/ Francesco Cotela
)

By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of
ARTISTS ALLIANCE AUSTRALASIA PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE F COTELA FAMILY TRUST)

/s/ DAMIEN KEASE	)
Signature of witness	)
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DAMIEN KEASE
Name of witness (block letters)

SIGNED by RICHARD MARK MCNEILL as authorised representative for BEGGARS CANYON INVESTMENTS PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE SKYWALKER FAMILY TRUST) in the presence of:	) ) ) ) ) ) ) )
	)	/s/ Richard Mark McNeill
)

By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of
BEGGARS CANYON INVESTMENTS PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE SKYWALKER FAMILY TRUST)

/s/ DAMIEN KEASE	)
Signature of witness	)
)
)
DAMIEN KEASE
Name of witness (block letters)

[Signature Page to SFX-Totem October Side Letter Agreement]

SIGNED by DROR EREZ as authorised representative for DEYSON PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE DEYSON TRUST) in the presence of:	)
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/s/ DAMIEN KEASE	)	/s/ Dror Erez
Signature of witness	)	By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of DEYSON PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE DEYSON TRUST)
)
)
DAMIEN KEASE	)
Name of witness (block letters))

SIGNED by SIMON GREGORY COYLE as authorised representative for SELLMARK INTERNATIONAL PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE ROBOT SAMBA TRUST) in the presence of:	)
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	)	/s/ Simon Gregory Coyle
/s/ DAMIEN KEASE	)

By executing this agreement the signatory warrants that the signatory is duly authorised to execute this agreement on behalf of
SELLMARK INTERNATIONAL PTY LTD (IN ITS CAPACITY AS TRUSTEE OF THE ROBOT SAMBA TRUST)

Signature of witness	)
)
)
DAMIEN KEASE	)
Name of witness (block letters)

[Signature Page to SFX-Totem October Side Letter Agreement]

SIGNED by PETER JOHN RAFTOPOULOS (IN HIS CAPACITY AS TRUSTEE OF THE RAFF FAMILY TRUST) in the presence of:	)
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/s/ DAMIEN KEASE	)
Signature of witness	)	/s/ Peter John Raftopoulos
	)	Signature of PETER JOHN RAFTOPOULOS
)
DAMIEN KEASE	)
Name of witness (block letters)

SIGNED by FRANCESCO COTELA (IN HIS PERSONAL CAPACITY) in the presence of:	)
)
)
)
)
/s/ DAMIEN KEASE	)
Signature of witness	)
	)	/s/ Francesco Cotela
DAMIEN KEASE	)	Signature of FRANCESCO COTELA
Name of witness (block letters))

SIGNED by SIMON GREGORY COYLE (IN HIS PERSONAL CAPACITY) in the presence of:	)
)
)
)
)
/s/ DAMIEN KEASE	)
Signature of witness	)
	)	/s/ Simon Gregory Coyle
DAMIEN KEASE	)	Signature of SIMON GREGORY COYLE
Name of witness (block letters))

[Signature Page to SFX-Totem October Side Letter Agreement]

SIGNED by DROR EREZ (IN HIS PERSONAL CAPACITY) in the presence of:	)
)
)
)
)
/s/ DAMIEN KEASE	)
Signature of witness	)
	)	/s/ Dror Erez
DAMIEN KEASE	)	Signature of DROR EREZ
Name of witness (block letters))

SIGNED by RICHARD MARK MCNEILL (IN HIS PERSONAL CAPACITY) in the presence of:	)
)
)
)
)
/s/ DAMIEN KEASE	)
Signature of witness	)
	)	/s/ Richard Mark McNeill
DAMIEN KEASE	)	Signature of RICHARD MARK MCNEILL
Name of witness (block letters))

SIGNED by PETER JOHN RAFTOPOULOS (IN HIS PERSONAL CAPACITY) in the presence of:	)
)
)
)
)
)
/s/ DAMIEN KEASE	)
Signature of witness	)	/s/ Peter John Raftopoulos
	)	Signature of PETER JOHN RAFTOPOULOS
DAMIEN KEASE	)
Name of witness (block letters)

[Signature Page to SFX-Totem October Side Letter Agreement]